UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2020

H&E Equipment Services, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-51759

Delaware	81-0553291
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7500 Pecue Lane

Baton Rouge, LA 70809

(Address of principal executive offices, including zip code)

(225) 298-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	HEES	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote Security Holders

The 2020 Annual Meeting of Stockholders of H&E Equipment Services, Inc. (the “Company”) was held on May 19, 2020. Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Company’s Proxy Statement, which was filed with the Securities and Exchange Commission on April 6, 2020, were (1) the election of ten directors; (2) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and (3) an advisory vote on Named Executive Officer compensation as disclosed in the Proxy Statement.

Each of the director nominees set forth below was elected to hold office until his respective successor is duly elected and qualified or until his or her death, resignation or removal. Stockholders ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020. Stockholders, in a non-binding advisory vote, approved the compensation of the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement.

The table below shows the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director. There were no broker non-votes for the proposal regarding the ratification of the accounting firm.

(1)	Election of directors.

	For	Withheld	Broker Non-Votes
John M. Engquist	28,828,082	469,862	4,363,245
Bradley W. Barber	28,983,291	314,653	4,363,245
Paul N. Arnold	28,675,394	622,550	4,363,245
Gary W. Bagley	28,841,535	456,409	4,363,245
Bruce C. Bruckmann	28,494,337	803,607	4,363,245
Patrick L. Edsell	29,039,241	258,703	4,363,245
Thomas J. Galligan III	29,035,730	262,214	4,363,245
Lawrence C. Karlson	27,295,584	2,002,360	4,363,245
John T. Sawyer	28,482,858	815,086	4,363,245
Mary P. Thompson	29,138,427	159,517	4,363,245
(2)	Ratification of Appointment of BDO USA, LLP as independent registered public accounting firm for the year ending December 31, 2020.

For	Against	Abstain
33,485,894	124,185	51,110
(3)	Advisory vote on Named Executive Officer compensation as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
28,120,106	707,213	470,625	4,363,245

Item 9.01	Exhibits
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2020	By:	/s/ Leslie S. Magee
Leslie S. Magee Chief Financial Officer